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                                                                EXHIBIT 10.7.8




THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


Warrant C-3                    WARRANT TO PURCHASE SHARES
                               OF SERIES C PREFERRED STOCK


Company: 3Dfx Interactive, Inc., a California corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:              10,000
                               -----------------------
Class of Stock:                Series C Preferred
                               -----------------------
Exercise Price:                $3.75
                               -----------------------
Expiration Date:               November 30, 2001
                               -----------------------
Date of Grant:                 November 30, 1996
                               -----------------------


                  THIS CERTIFIES THAT, for value received, Leland Stanford Junior University ("Holder") is entitled to purchase 10,000 shares of the Company's Series C Preferred Stock (the "Shares") at $3.75 per share, (as may be further adjusted pursuant to Section 5 hereof), subject to the provisions and upon the terms and conditions set forth herein.

                  I.       Definitions.

                  As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

                           1.   "Act" shall mean the Securities Act of 1933, as
amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.

                           2.   "Common Stock" shall mean shares of the
presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.



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                           3.   "Holder" shall mean any person who shall at the
time be the holder of this Warrant.

                           4.   "Shares" shall mean the shares of the Series C
Preferred Stock or Common Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

                           5.   "Warrant Price" shall mean the Exercise Price at
which this Warrant may be exercised, as further adjusted pursuant to Section 5 hereof.

                  II.      Term.

                   The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before the Expiration Date.

                  III.     Method of Exercise; Payment; Issuance of New Warrant.

                  Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by payment to the Company in accordance with the terms set forth below. In the event of any exercise of the purchase right represented by this Section 3, certificates for the Shares so purchased shall be delivered to the Holder within seven (7) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such seven (7) day period.

                  The Holder may either (i) exercise all or any portion of the outstanding Warrant by paying to the Company, by cash or check, an amount equal to the aggregate Exercise Price of the Shares then being purchased or (ii) receive Shares equal to the value (as determined below) of this Warrant by surrender of the Warrant at the principal office of the Company together with a notice of such election in which event the Company shall issue to the Holder a number of shares of Stock computed using the following formula:

                  X  =  Y (A-B)
                        -------
                           A

Where:            X = The number of shares to be issued to the Holder.

                  Y = The number of shares to be exercised under this Warrant.


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                  A = The fair market value of one Share.

                  B = The Exercise Price.

                  As used herein, current fair market value of the Shares shall mean with respect to each Share the average of the closing prices of the Company's Common Stock sold on the principal securities exchange on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted on the NASDAQ System as of 4:00 p.m., New York City time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 10 days consisting of the day as of which the current fair market value of Common Stock is being determined and the nine consecutive trading days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of each Share shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition, or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Shares shall be deemed to be the value received by the holders of the Shares pursuant to the Company's acquisition. If the Shares consist of multiple classes or series of the Company's capital stock, the fair market value of one Share shall equal the weighted average fair market value of the classes or series comprising the Shares, the fair market value of each such class or series to be determined as provided herein.


                  IV.      Exercise Price.

                  The Warrant Price at which this Warrant may be exercised shall be the Exercise Price, as adjusted from time to time pursuant to Section 5 hereof.

                  V. Adjustment of Number and Kind of Shares and Adjustment of Warrant Price.

                  A. Certain Definitions. As used in this Section 5 the following terms shall have the following respective meanings:

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                           1.   Options:  rights, options or warrants to
subscribe for, purchase or otherwise acquire either shares of Series C Preferred Stock, Common Stock or Convertible Securities; and

                           2.   Convertible Securities:  any evidences of
indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock, including the Company's Series C Preferred Stock.

                  B. Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                           1.   Reclassification, Reorganization, Consolidation
or Merger. In the case of any reclassification of the Series C Preferred Stock or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Series C Preferred Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Series C Preferred Stock, as applicable, theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the Series C Preferred Stock of the Company for each share of the Series C Preferred Stock. The aggregate warrant price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection B.1 shall similarly apply to successive reclassification, reorganizations, consolidations or mergers.

                           2.   Split, Subdivision or Combination or Shares.  If
the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Series C Preferred Stock, for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection B.2 shall become effective when the split, subdivision or combination becomes effective.

                           3.   Stock Dividends.  If the Company at any time
while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Series C Preferred Stock for which this Warrant is then exercisable, payable in shares


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of that Series C Preferred Stock, Options or Convertible Securities, the Warrant
Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series C Preferred Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Series C Preferred Stock outstanding immediately after such dividend or distribution (including shares of Series C Preferred
Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection B.3 shall become effective on the record date.


                  C. Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 5, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

                  VI.      Notice of Adjustments.

                  Whenever the Warrant Price shall be adjusted pursuant to
Section 5 hereof, the Company shall issue a certificate signed by its chief financial officer or chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.


                  VII. Compliance With Act; Transferability of Warrant; Disposition of Shares.

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                  A.       Legends.  This Warrant and the Shares issued upon
exercise thereof shall be imprinted with a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  B. Transferability and Non-negotiability of Warrant and Shares. This Warrant and the Shares issued upon exercise thereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 7.B, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  VIII. Investment Representations. By its acceptance of this Warrant, the Holder makes the following representations and warranties:

                  (a) The Holder understands that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of the Investor contained herein.

                  (b) The Holder is acquiring the Warrant and the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.

                  IX. Lock-Up Provision. By acceptance of this Warrant, upon receipt of a written request by the Company or by its underwriters, the Holder shall not sell, sell short, grant an option to buy, or otherwise dispose of the Warrant or any of the Shares (except for any such securities included in the registration) for a period of one hundred and eighty (180) days following the effective date of the initial registration of the Company's Common Stock under the Securities Act of 1933, as amended; provided, however, that the Holder shall have no obligation to enter into the agreement described in this Section IX unless all executive officers and directors of the Company and all other Investors and holders of other registration rights from the Company enter into similar agreements. The Company may impose stop-transfer instructions with


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respect to any Securities held by the Holder subject to the foregoing restriction until the end of said 180 day period.

                  X.       Miscellaneous.

                  No fractional shares of the Shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California as applied to contracts entered into between residents of the State of California to be wholly performed in the State of California. The titles of the sections and subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms. The purchase price of this Warrant, $1.00, has been paid on behalf of the Holder by an alumnus of Leland Stanford Junior University.




                                       3DFX INTERACTIVE, INC.



                                       By: /s/ Gary Martin
                                          ---------------------------

                                       Title: CFO
                                             ------------------------


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                                   APPENDIX A

                               NOTICE OF EXERCISE


TO:_________________


                  1. The undersigned hereby elects to purchase __________shares of the______________ of 3Dfx Interactive, Inc., pursuant to terms of the attached Warrant, and (i) [CHECK BOX__] tenders herewith payment of the $__________ purchase price of such shares in full, together with all applicable transfer taxes, if any, or (ii) [CHECK BOX __] hereby surrenders the Warrant and elects to exercise the Warrant pursuant to the net exercise feature contained in
Section 3 of the Warrant.

                  2. Please issue a certificate or certificates representing said shares of the___________________ in the name of the undersigned or in such other name as is specified below:



                  3. The undersigned represents it is acquiring the shares of_______________ solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.




                        ________________________________
                                     (Name)


                        ________________________________
                                    (Address)

                        ________________________________


                        ________________________________


                        ________________________________
                        (Taxpayer Identification Number)


_______________________________
     [print name of Holder]

By:____________________________

Title:_________________________

Date:__________________________